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                                                                   Exhibit 10(k)

                              CHECKFREE CORPORATION

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

      This Amended and Restated Registration Rights Agreement (this "Agreement") is made and entered into as of January 24, 1997, by and between Checkfree Corporation, a Delaware corporation (the "Company"), and the individual holder of the Company's common stock, $.01 par value, ("Stockholder").

                                    RECITALS

      A. The Company, ISC Acquisition Corporation, an Ohio corporation and a wholly owned subsidiary of the Company ("Acquisition"), and Security APL, Inc., an Illinois corporation ("Security "), entered into an Agreement and Plan of Merger, dated March 21, 1996 (the "Merger Agreement"), pursuant to which Acquisition was merged with and into Security on May 9, 1996 (the "Merger") and all outstanding shares of the capital stock of Security were converted into the right to receive shares of common stock, $.01 par value, of the Company (the "Shares").

      B. Each Stockholder was given certain registration rights with respect to the Shares acquired in the Merger (the "Merger Shares") in accordance with the terms of a certain Registration Rights Agreement, dated as of May 6, 1996 (the "Prior Registration Rights Agreement").

      C. This Agreement amends, restates, and supersedes the Prior Registration Rights Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions contained herein, the parties hereto hereby agree as follows:

      Section 1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

      "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Holder" shall mean each person holding Registrable Securities.

      "Initiating Holders" shall mean any Holders who in the aggregate are Holders of more than fifty percent (50%) of the then Registrable Securities.


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      "Merger Effective Date" shall mean May 9, 1996.

      "Registrable Securities" shall mean the Merger Shares; provided, however, that the Merger Shares shall no longer be treated as Registrable Securities (A) when the time specified as the holding period for such shares under Commission Rule 144(d) under the Securities Act, or any similar rule or regulation of the Commission as the same shall be in effect at the time, in the opinion of counsel to the Company, shall have expired from the Merger Effective Date or will so expire within 90 days; (B) after such shares have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction; (C) after such shares have been transferred and the registration rights granted by this Agreement have not been transferred in accordance with
Section 13 hereof; or (D) after two years have expired from the Merger Effective Date.

      The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

      "Registration Expenses" shall mean all expenses, except Selling Expenses as defined below, incurred by the Company in complying with a registration under Sections 5, 6, or 7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel and accountants for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

      "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof.

      "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

      Section 2. Restrictions on Transferability. During the term of this Agreement, the Merger Shares held by Stockholder shall not be sold, assigned, transferred or pledged except upon satisfaction of the conditions specified in Sections 3 and 4 of this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Stockholder will cause any proposed purchaser, assignee, transferee, or pledgee of the Merger Shares to agree to take and hold such securities subject to the provisions and conditions of this Agreement.

      Section 3. Restrictive Legend. Each certificate representing (i) the Merger Shares and (ii) any other securities issued in respect of the Merger Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the


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provisions of Section 4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

      THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FROM REGISTRATION THAT DEPEND IN PART ON THE INTENT OF THE PURCHASER TO ACQUIRE FOR INVESTMENT AND WITHOUT A VIEW TOWARDS DISTRIBUTION. THEREFORE, SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON REGISTRATION OR UPON DELIVERY TO THE COMPANY OF COMMUNICATIONS FROM THE SECURITIES AND EXCHANGE COMMISSION AND ANY STATE REGULATORY AUTHORITIES CONCERNED, OR AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

      Stockholder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Merger Shares in order to implement the restrictions on transfer established in this Agreement.

      Section 4. Notice of Proposed Transfers. Stockholder, by acceptance of each certificate representing Restricted Securities, agrees to comply in all respects with the provisions of this Section 4 during the term of this Agreement. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than transfers not involving a change in beneficial ownership), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, Stockholder shall give written notice to the Company of its intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at Stockholder's expense by either (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon Stockholder shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by Stockholder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for Stockholder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.


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      Section 5.  Demand Registration Rights.

            (a) Notice for Registration. After September 1, 1996, if the Company shall receive from Initiating Holders a written request that the Company effect a registration under the Securities Act on Form S-3 (or any successor form to Form S-3) for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would reasonably exceed $5,000,000, and the Company is then entitled, or will be entitled within 30 days after the receipt of such written request, to use Form S-3 under applicable Commission rules to register the Registrable Securities for such an offering, the Company will:

                  (i) promptly give written notice of the proposed registration to all other Holders; and

                  (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 days after receipt of such written notice from the Company;

      Provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 5 as follows:

                        (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                        (B) If the Company, within 10 days of the receipt of a registration request of the Initiating Holders received after November 30, 1996, gives written notice to the Initiating Holders of the Company's bona fide intention to effect the filing, within 60 days of receipt of such request, of a registration statement with the Commission for the sale of securities by the Company (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), in which event, (i) the Stockholders shall be entitled to exercise any rights available under Section 6 hereof, (ii) the Company shall be required in good faith to employ all reasonable efforts to cause its registration statement to become effective and to give prompt written notice to the Initiating Stockholders if the Company abandons its effort to file or cause its registration statement to become effective, and (iii) in the event the Company gives notice that it has abandoned its registration statement efforts, the Company shall promptly renew its best efforts to


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register the Registrable Securities that were the subject of the demand registration notice if so requested in writing by the Initiating Holders within 10 days after their receipt of notice that the Company has abandoned its registration efforts;

                        (C) If a demand registration hereunder is received after November 30, 1996, then during the period starting with the filing of and ending on the date 90 days immediately following the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                        (D) If a demand registration hereunder is received after November 30, 1996, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental, for the specific reasons stated in such certificate, to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register under this
Section 5 shall be deferred for a period not to exceed 60 days from the date of receipt of the written request from the Initiating Holders;

                        (E) If the Company has effected three registrations of Registrable Securities pursuant to this Section 5, and such registrations have been declared or ordered effective;

                        (F) Unless at least 180 days shall have expired from the effectiveness of a previous registration of Registrable Securities pursuant to this Section 5;

                        (G) To the extent that the request for registration includes more than 25% of the original number of Merger Shares, as adjusted for stock dividends and stock splits;

                        (H) If the Company gives written notice, within 15 days after receipt of a notice for registration under this Section 5, that it offers to purchase for cash all of the Registrable Securities as are requested by Holders to be included and as are properly includible in such registration, at a purchase price equal to the higher of (i) the average of the per share closing prices on the Nasdaq National Market ("Nasdaq NM") of the Company's Shares for the three consecutive trading days ended on the day prior to the date of receipt by the Company of a demand for registration hereunder, or (ii) the average of the per share closing prices on the Nasdaq NM of the Shares for the three consecutive trading days prior to the date the Company gives notice of the exercise of its right to purchase hereunder, payment to be made within 30 days after the Company's receipt of the Shares to be purchased; or

                        (I) If the Company shall be advised by its independent public accountants or its legal counsel that the sale of the Registrable Securities by affiliates would jeopardize the pooling of interests accounting for the Merger under Accounting Principles Bulletin


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No. 16 or Commission Accounting Series Release Nos. 130 (October 5, 1972) or 135
(January 18, 1973), such sale shall be delayed for such period of time as to not jeopardize such accounting.

      Subject to the foregoing clauses (A) through (I), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

            (b) Underwriting. In the event that a registration requested by the Initiating Holders pursuant to this Section 5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 5(a)(i). In such event, the right of any Holder to registration pursuant to this Section 5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 5, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited as provided herein.

      The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with managing underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5, if the managing underwriter or underwriters advise the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders participating and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriters' marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

      If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company. The Registrable Securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

      Section 6. Piggyback Registration Rights.

            (a) Notice of Registration. If at any time or from time to time on or before the expiration of 21 months from the Merger Effective Date, the Company shall determine to register any of its Shares, either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction, the Company will:


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                  (i) promptly give to each Holder written notice thereof; and

                  (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 10 days after receipt of such written notice from the Company, by any Holder; provided, however, that the Company shall not be required to include in the registration at the effective date thereof any Registrable Securities if the Company shall be advised by its independent public accountants or legal counsel that the sale of such Registrable Securities by affiliates would jeopardize the pooling of interests accounting for the Merger under Accounting Principles Bulletin No. 16 or Commission Accounting Series Release Nos. 130 (October 5, 1972) or 135 (January 18, 1973).

            (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6(a)(i). In such event the right of any Holder to registration pursuant to this Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriters selected by the Company. Notwithstanding any other provision of this Section 6, if the managing underwriters determine that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriters may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or other stockholder to the nearest 100 shares. If any Holder or other stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require. The Company may include Shares held by stockholders other than Holders in a registration statement pursuant to this
Section 6, to the extent that the amount of Registrable Securities otherwise includible in such registration statement would not thereby be diminished.

            (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

      Section 7. Shelf Registration Rights. If at any time or from time to time on or before the expiration of 21 months from the Merger Effective Date, the Company shall determine to register


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any of its Shares, for the account of a security holder or holders, pursuant to a registration statement on Form S-3 for a continuous registered shelf offering under Rule 415 of the Securities Act (the "Shelf Registration Statement") covering the registration of all Registrable Securities (the "Shelf Registered Securities"), the Company will promptly give to each Holder written notice thereof and include in such registration all the Registrable Securities. The Company shall use its best efforts to cause the Shelf Registration Statement and the registration of the Shelf Registered Securities thereunder to be declared effective by the SEC as soon as practicable following the Effective Time, and shall continuously maintain the effectiveness of the Shelf Registration Statement at all times until the expiration of 21 months from the Merger Effective Date. Stockholder's right to offer and sell Shelf Registered Securities pursuant to the Shelf Registration Statement shall be subject to the following limitations:

            (a) Limitation on Amount of Securities Sold. For as long as Stockholder is entitled to registration rights pursuant to this Agreement, the amount of Shelf Registered Securities that may be sold by Stockholder in each sale of Shelf Registered Securities in reliance on the Shelf Registration Statement under this Section 7, together with all sales of other shares of the Company's Common Stock for the account of Stockholder within the preceding three months (excluding any sales of the Company's Common Stock by Stockholder pursuant to registrations filed pursuant to Section 5 or 6 of this Agreement), shall not exceed the greater of (i) one percent (1%) of the shares of the Company's Common Stock outstanding as shown by the most recent report or statement published by the Company, or (ii) the average weekly reported volume of trading in shares of the Company's Common Stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding Stockholder's delivery to the Company of the notice required by Section 7(b).

            (b) Notice of Proposed Sale. Initiating Holders shall give the Company written notice of their bona fide intention to sell Shelf Registered Securities pursuant to the Shelf Registration Statement at least seven (7) business days in advance of the proposed date of sale, and the Company shall act as soon as practicable to make any necessary filings with the Commission and regulatory bodies as may be necessary to permit the sale of the Shelf Registered Securities in accordance with Section 7(a).

            (c) Minimum Amount of Securities Sold. Each request to sell Shelf Registered Securities under this Section 7 shall be for such number of shares of the Company's Common Stock having an aggregate sale price of at least $250,000.

            (d) Curative Measures. If for any reason the Shelf Registration Statement ceases to be effective at any time prior to the expiration of 21 months after the Merger Effective Date, then the Company shall use its best efforts to cause the Shelf Registration Statement (or a new shelf registration statement conforming to the provisions of this Section 7) to be declared effective by the Commission and remain effective until the expiration of 21 months after the Merger Effective Date.


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      Section 8. Limitations on Subsequent Registration Rights. Until the
expiration of 21 months from the Merger Effective Date, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new agreement specifies that the rights of the Holders hereunder shall have preference to the holders of such new registration rights.

      Section 9. Expenses of Registration. All Registration Expenses incurred in connection with all registrations pursuant to Sections 5, 6, or 7 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered and sold.

      Section 10. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, each Holder participating therein shall make the Holder with the largest number of Registrable Shares to be included in the registration, or such other person or entity as the largest participating Holder shall select, such Holder's attorney-in-fact ("Attorney-in-Fact") with respect to the registration, and the Company will keep the Attorney-in-Fact, and each Holder if it so chooses, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

            (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least thirty (30) days, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for at least thirty (30) days, provided that no such registration shall constitute a shelf registration under Rule 415 promulgated by the Commission under the Securities Act;

            (b) Enter into a written underwriting agreement in customary form and substance reasonably satisfactory to the Company and the managing underwriters of the public offering of such securities, if the offering is to be underwritten in whole or in part;

            (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders or the underwriters may reasonably request in order to facilitate the public offering of such securities;

            (d) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders or the underwriters may reasonably request within ten (10) days prior to the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;


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            (e) Notify the Holders or their Attorney-in-Fact promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

            (f) Notify the Holders or their Attorney-in-Fact promptly of any request by the Commission to amend or supplement such registration statement or prospectus or for additional information;

            (g) Prepare and file with the Commission promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for such Holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders;

            (h) Prepare and promptly file with the Commission, and promptly notify such Holders or their Attorney-in-Fact of the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made;

            (i) In case any of such Holders or any underwriter for any of such Holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Securities Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectuses as may be necessary to permit compliance with the requirements of the Securities Act;

            (j) Advise such Holders or their Attorney-in-Fact, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

            (k) At the request of any such Holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, (i) an opinion, dated each such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of


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issuer's counsel provided to underwriters in underwritten public offerings, and
(ii) to the extent the Company's accounting firm is willing to do so, a letter dated each such date, from the independent public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the registration statement and prospectus, as the underwriters or such requesting Holder or Holders may reasonably request.

      Section 11. Information by Holders. The Holders of Registrable Securities included in any registration shall furnish the Company such information regarding such Holders, the Registrable Securities held by them and the distribution proposed by such Holders as the Company may request in writing and as shall be required in connection with any registration referred to in this Agreement.

      Section 12. Indemnification.

            (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, loses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.


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            (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to an amount equal to the initial public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder.

            (c) Each party entitled to indemnification under this Section 12 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

      Section 13. Non-assignability of Registration Rights. The registration rights granted by this Agreement to Stockholders may not be transferred except by will or the laws of descent or distribution, except that Jay N. Whipple, III. may transfer such rights to one or more trusts that he may establish for estate planning purposes.

      Section 14. Standoff Agreement. Each Holder agrees, so long as such Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, that, upon request of the Company or the underwriters managing an underwritten offering of the Company's securities, such Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 90 days) from the effective date of such registration as may be requested by the underwriters; provided, that if any officer or director of the Company who owns at least one percent (1%) of the outstanding voting equity securities of the Company does not agree to such restrictions, then the Holders shall not be required to do so either.

      Section 15. Execution in Counterparts. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      Section 16. Notices. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered by hand or national overnight courier service, transmitted by telecopy or mailed by registered or certified mail, postage prepaid, and shall be deemed given upon receipt, as follows:

      If to the Company to:

            CHECKFREE CORPORATION
            4411 East Jones Bridge Road
            Norcross, Georgia 30092
            (770) 441-3387:
            Attention:  Peter J. Kight, President and Chief Executive Officer

      If to the Stockholder or Holder to:

            The address appearing on the books and records of the Company or its transfer agent as the address of the Stockholder or Holder or such other address or addresses as any party hereto shall have designated by notice in writing to the other parties hereto.

      Section 17. Applicable Law. This Agreement shall be governed by and construed in accordance with he laws of the State of Ohio, without regard to its conflict of laws principles.

      Section 18. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral and written, with respect to the subject matter hereof.

      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.


CHECKFREE CORPORATION                           STOCKHOLDER


By: _________________________                   _____________________________

Its: _________________________                  _____________________________
                                                Print Name


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